Exhibit 99.2

AUGUST 6, 2012

Knight Capital Group Notice Regarding Capital Infusion Transaction And Reliance On Exemption To NYSE’s Shareholder Approval Policy

JERSEY CITY, N.J., Aug. 6, 2012 /PRNewswire/ — Knight Capital Group, Inc. (NYSE Euronext: KCG) today announced that it has issued shares of convertible preferred stock convertible into approximately 267 million shares of common stock pursuant to a Securities Purchase Agreement entered into by Knight with several purchasers on August 6, 2012 in exchange for an aggregate of $400 million. This capital infusion was undertaken in response to the extraordinary trading loss experienced by Knight on August 1, 2012, which significantly depleted Knight’s capital base and in turn precipitated a loss of customer and counterparty confidence and liquidity crisis that, if not immediately addressed, would have threatened Knight’s ability to continue to operate. Today’s capital infusion provides the liquidity and capital necessary to restore confidence to customers and the market and enables Knight to continue as an active participant in the capital markets. Because the shares issued represent, on an as-converted basis, approximately 73% of the outstanding common stock of Knight on a post-issuance basis, the issuance of convertible preferred stock would normally have required approval of Knight’s stockholders according to the Shareholder Approval Policy of the New York Stock Exchange (the “Exchange”). However, the Audit Committee of the Board of Directors of Knight determined that the delay necessary in securing stockholder approval prior to the issuance of the preferred stock would seriously jeopardize the financial viability of Knight. Because of that determination, the Audit Committee expressly approved Knight’s reliance on an exception provided in the Exchange’s shareholder approval policy for such a situation and Knight’s omission to seek the stockholder approval that would otherwise have been required under the Exchange’s policy. In connection with Knight’s request for the exceptional relief granted by the Exchange, Knight informed the Exchange regarding the circumstances that would have existed in the absence of a capital infusion transaction, including a liquidity situation in which it would not have been able to obtain necessary funds on an immediate basis because of the short cycle of Knight’s funding sources and the risk that daily funding sources necessary for Knight’s routine operations could cease to be available to Knight. The Exchange does not object to Knight’s use of the exception and expects to approve Knight’s listing application in relation to the proposed transaction on that basis.

Knight, in reliance on the exception, is mailing to all of its stockholders a letter notifying them that it issued the shares of common stock without seeking their approval. Reliance on the NYSE financial viability exception requires that the letter to stockholders be mailed to stockholders ten days prior to the date on which the convertible preferred shares can convert into common stock or vote as a class with common stock. However, the investors in Knight’s capital raise were not willing to undertake the transaction absent a reduction in that time period and, as a result, Knight requested specifically that the Exchange assist Knight in providing an accommodation to that time period in light of the exceptional circumstances relating to Knight and its need to complete the capital infusion before the markets opened for trading this morning. After considering Knight’s request and the nature of the time constraints under which Knight was operating, including the fact that Knight believed that without the capital infusion there would be no assurance that Knight’s counterparties would continue support Knight’s activities, the Exchange will file on Monday a proposed rule change to the U.S. Securities and Exchange Commission in a form that the Exchange anticipates will become immediately effective as proposed. In accordance with that rule change, on the date that is the later of August 11, 2012 and two days following the mailing of the letter to stockholders, the convertible preferred stock that would be convertible into more than 19.99% of Knight’s common stock outstanding prior to August 6, 2012 will, with respect to each investor, subject to notice from such investor that required regulatory approvals have been obtained, become convertible into the underlying shares of Knight common stock and will become entitled to vote with the common stock on an as-converted basis.

About Knight

Knight Capital Group (NYSE Euronext: KCG) is a global financial services firm that provides access to the capital markets across multiple asset classes to a broad network of clients, including broker-dealers, institutions and corporations. Knight is headquartered in Jersey City, N.J. with a global presence across the Americas, Europe, and the Asia Pacific regions. For further information about Knight, please visit www.knight.com.

Certain statements contained herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not historical facts and are based on current expectations, estimates and projections about the Company’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict including, without limitation, risks associated with the August 1, 2012 disruption to routing in NYSE-Listed securities and the impact to the Company’s capital structure, risks associated with the Company’s ability to recover all or a portion of the damages that are attributable to the manner in which NASDAQ OMX handled the Facebook IPO, risks related to the corporate restructuring in the third quarter 2011, including the ability to recognize anticipated cost savings, the possibility of unexpected costs or expenditures, and the impact of the restructuring on the Company’s businesses and results of operations, risks associated with changes in market structure, legislative, regulatory and financial rules changes, risks associated with the Company’s changes to its organizational structure and management and the costs, integration, performance and operation of businesses recently acquired or developed organically, or that may be acquired or developed organically in the future. Readers should carefully review the risks and uncertainties disclosed in the Company’s reports with the U.S. Securities and Exchange Commission (SEC), including, without limitation, those detailed under the headings “Certain Factors Affecting Results of Operations” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year-ended December 31, 2011, and in other reports or documents the Company files with, or furnishes to, the SEC from time to time. This information should also be read in conjunction with the Company’s Consolidated Financial Statements and the Notes thereto contained in the Company’s Annual Report on Form 10-K for the year-ended December 31, 2011, and in other reports or documents the Company files with, or furnishes to, the SEC from time to time.

SOURCE Knight Capital Group

Kara Fitzsimmons, Managing Director, Media Relations, +1-201-356-1523, kfitzsimmons@knight.com, Jonathan Mairs, Director, Corporate Communications & Investor Relations, +1-201-356-1529, jmairs@knight.com

The matters described within the Investor Relations section of the Knight Capital Group (the “Company”) Web site contain forward-looking statements that are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve a number of risks, uncertainties or other factors beyond the Company’s control, which could cause actual results to differ materially from historical results, performance or other expectations and from any opinions or statements expressed with respect to future periods. These factors include, but are not limited to, the Company’s ability to implement its growth strategies, economic, political and market conditions and fluctuations, government and industry regulation, interest rate risk, intellectual property rights, and other factors detailed in the Company’s registration statement and periodic reports filed with the Securities and Exchange.